EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF OCTOBER 14, 2003


  RIG NAME            WD         DESIGN                 LOCATION           STATUS*             OPERATOR
-------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'    Victory Class                GOM              Idle                 DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'    Victory Class                GOM           Contracted           Kerr McGee
-------------------------------------------------------------------------------------------------------------------
Ocean America        5,500'    Ocean Odyssey                GOM           Contracted              Devon
-------------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'    Ocean Odyssey                GOM           Contracted          Amerada Hess
-------------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'    Victory Class                GOM              Idle                 DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'    DP Aker H-3.2 Modified       GOM           Contracted               BP
-------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'    F&G SS-2000                  GOM           Contracted           Kerr McGee
-------------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'    F&G SS-2000                  GOM           Contracted        Walter Oil & Gas
-------------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'    F&G SS-2000                  GOM           Contracted              LLOG
-------------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'    F&G SS-2000                  GOM      Shipyard preparing for       DODI
                                                                          PEMEX work
-------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'      Mat Cantilever               GOM           Contracted        Walter Oil & Gas
-------------------------------------------------------------------------------------------------------------------
Ocean Drake          200'      Mat Cantilever               GOM           Contracted         Chevron/Texaco
-------------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'      Independent Leg              GOM           Contracted            ADTI/Tana
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'      Independent Leg              GOM           Contracted          Stone Energy
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Spur           300'      Independent Leg              GOM           Contracted          Entre/Howard
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean King           300'      Independent Leg              GOM           Contracted           BP America
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'      Independent Leg              GOM           Contracted          Taylor Energy
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Summit         300'      Independent Leg              GOM           Contracted             El Paso
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'      Independent Leg              GOM           Contracted             Murphy
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Titan          350'      Independent Leg Slot         GOM      Shipyard for cantilever      DODI
                                                                             upgrade
-------------------------------------------------------------------------------------------------------------------
Ocean Tower          350'      Independent Leg              GOM           Contracted             Denbury
                               Cantilever
-------------------------------------------------------------------------------------------------------------------


                                       1

-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-------------------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'    Bethlehem SS-2000            GOM           Contracted              PEMEX
-------------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'    Aker H-3                     GOM           Contracted              PEMEX
-------------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'    F&G 9500 Enhanced            GOM           Contracted              PEMEX
                               Pacesetter
-------------------------------------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'    Bingo 3000              South Africa       Contracted           Forest Oil
-------------------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'    Aker H-3                  North Sea           Idle                 DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'    Earl & Wright Sedco 711   North Sea        Contracted              Shell
                               Series
-------------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'    Aker H-3                  North Sea        Contracted            Talisman
-------------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'    Bingo 3000                North Sea           Idle                 DODI
-------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'    Victory Class             Australia        Contracted              Inpex
-------------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'    Korkut                    Australia        Contracted             Santos
-------------------------------------------------------------------------------------------------------------------
Ocean General        1,640'    Korkut                     Vietnam            Idle                 DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'    Victory Class             Indonesia        Contracted             Unocal
-------------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'    Victory Class             Singapore        Contracted             Murphy
-------------------------------------------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'    DP DYVI Super Yatzy        Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'    Aker H-3                   Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'    Alliance Class             Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------


                                       2

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'    DP Fluor/Mitsubishi        Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
-------------------------------------------------------------------------------------------------------------------

COLD STACKED (7)
-------------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'      Aker H-3                  S. Africa       Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Century        800'      Korkut                       GOM          Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'    Victory Class                GOM          Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Champion       250'      Mat Slot                     GOM          Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'    Victory Class                GOM          Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'    Victory Class                GOM          Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'    Korkut                       GOM          Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **

                                                                    EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF OCTOBER 14, 2003



  RIG NAME                  CURRENT TERM        DAYRATE (000S)    START DATE
-------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------
Ocean Quest                         -                  -                 -
-------------------------------------------------------------------------------------
Ocean Star                nine month term work     mid 80's      early March 2003
-------------------------------------------------------------------------------------
Ocean America                   one well          upper 60's      early June 2003
-------------------------------------------------------------------------------------
Ocean Valiant             one well plus option     mid 50's     late September 2003
-------------------------------------------------------------------------------------
Ocean Victory                       -                  -                 -
-------------------------------------------------------------------------------------
Ocean Confidence             five-year term          170's      early January 2001
-------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------
Ocean Concord              second of two wells     mid 40's       early July 2003
-------------------------------------------------------------------------------------
Ocean Lexington         first of two wells plus    low 40's      late August 2003
                                option
-------------------------------------------------------------------------------------
Ocean Saratoga            one well plus option     low 40's     late September 2003
-------------------------------------------------------------------------------------
Ocean Yorktown                      -                  -                 -
-------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------
Ocean Crusader             second of two wells     low 20's       late June 2003
-------------------------------------------------------------------------------------
Ocean Drake              90 day term plus option   mid 20's      mid October 2003
-------------------------------------------------------------------------------------
Ocean Columbia                  one well           mid 20's       mid August 2003
-------------------------------------------------------------------------------------
Ocean Spartan                   one well           mid 20's       late July 2003
-------------------------------------------------------------------------------------
Ocean Spur                third of three wells    upper 20's     late August 2003
-------------------------------------------------------------------------------------
Ocean King                   multiple wells        low 30's      early April 2003
-------------------------------------------------------------------------------------
Ocean Nugget              first of three wells     mid 20's     mid September 2003
-------------------------------------------------------------------------------------
Ocean Summit            second of three wells     upper 20's     late August 2003
                             plus option
-------------------------------------------------------------------------------------
Ocean Warwick             one well plus option    upper 20's    late September 2003
-------------------------------------------------------------------------------------
Ocean Titan                         -                  -                 -
-------------------------------------------------------------------------------------
Ocean Tower             second of four wells plus   mid 30's      late August 2003
                                option
-------------------------------------------------------------------------------------


                                       1

-------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------
Ocean Ambassador           four year term work     mid 50's       late July 2003
-------------------------------------------------------------------------------------
Ocean Whittington          four year term work     low 60's       late July 2003
-------------------------------------------------------------------------------------
Ocean Worker               four year term work    upper 60's      mid August 2003
-------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------
Ocean Patriot             100 days plus option     mid 50's        mid September
-------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------
Ocean Nomad                         -                  -                 -
-------------------------------------------------------------------------------------
Ocean Guardian          one year plus one year      low 50's      early April 2003
                               option
-------------------------------------------------------------------------------------
Ocean Princess                 second well         low 40's        late May 2003
-------------------------------------------------------------------------------------
Ocean Vanguard                      _                  _                 _
-------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------
Ocean Bounty            second of three wells plus  low 70's     mid June 2003
                             option for two
-------------------------------------------------------------------------------------
Ocean Epoch               one well plus option     low 60's     mid September 2003
-------------------------------------------------------------------------------------
Ocean General                       -                  -                 -
-------------------------------------------------------------------------------------
Ocean Baroness            400 days plus option       110's        late March 2003
-------------------------------------------------------------------------------------
Ocean Rover              Three wells plus option     110s          mid July 2003
-------------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------------
Ocean Yatzy             five-year term plus option   120's      early November 1998
-------------------------------------------------------------------------------------
Ocean Winner               one year extension      low 60's     early November 2002
-------------------------------------------------------------------------------------
Ocean Alliance             four-year contract        110's     early September 2000
-------------------------------------------------------------------------------------


                                       2

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------
Ocean Clipper              one-year extension        100's       mid February 2003
-------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS  (2)
-------------------------------------------------------------------------------------
Ocean Sovereign                     -                  -                 -
-------------------------------------------------------------------------------------
Ocean Heritage                      -                  -                 -
-------------------------------------------------------------------------------------

COLD STACKED (7)
-------------------------------------------------------------------------------------
Ocean Liberator                     -                  -                 -
-------------------------------------------------------------------------------------
Ocean Century                       -                  -                 -
-------------------------------------------------------------------------------------
Ocean Prospector                    -                  -                 -
-------------------------------------------------------------------------------------
Ocean Champion                      -                  -                 -
-------------------------------------------------------------------------------------
Ocean Endeavor                      -                  -                 -
-------------------------------------------------------------------------------------
Ocean Voyager                       -                  -                 -
-------------------------------------------------------------------------------------
Ocean New Era                       -                  -                 -
-------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **

                                                                    EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF OCTOBER 14, 2003



  RIG NAME             ESTIMATED END DATE    FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------
Ocean Quest                      -            available.
-----------------------------------------------------------------------------------------------
Ocean Star               late October 2003    Two wells plus option with Kerr McGee in mid 70's
                                              beginning late October and ending late December
                                              2003; available.
-----------------------------------------------------------------------------------------------
Ocean America            mid October 2003     available.
-----------------------------------------------------------------------------------------------
Ocean Valiant           late December 2003    available.
-----------------------------------------------------------------------------------------------
Ocean Victory                    -            available.
-----------------------------------------------------------------------------------------------
Ocean Confidence        early January 2006    available.
-----------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------------------
Ocean Concord            mid November 2003    one well extension; available.
-----------------------------------------------------------------------------------------------
Ocean Lexington         early November 2003   available.
-----------------------------------------------------------------------------------------------
Ocean Saratoga          early November 2003   available.
-----------------------------------------------------------------------------------------------
Ocean Yorktown                   -            1,371 day contract with PEMEX in mid 40's
                                              beginning Oct. 25, 2003 and ending mid July 2007;
                                              available.
-----------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------------
Ocean Crusader           mid October 2003     One well plus option with Stone in mid 20's
                                              beginning mid October and ending late December 2003;
                                              available.
-----------------------------------------------------------------------------------------------
Ocean Drake             early January 2004    available.
-----------------------------------------------------------------------------------------------
Ocean Columbia           mid October 2003     One well with ADTI/Seneca in upper 20's beginning
                                              mid October and ending late October 2003; available.
-----------------------------------------------------------------------------------------------
Ocean Spartan            mid November 2003    available.
-----------------------------------------------------------------------------------------------
Ocean Spur               late October 2003    available.
-----------------------------------------------------------------------------------------------
Ocean King               late October 2003    available.
-----------------------------------------------------------------------------------------------
Ocean Nugget            late November 2003    Two wells in mid 20's and third well in low 30's;
                                              followed by six month extension plus option in low
                                              30's ending late May 2004; available.
-----------------------------------------------------------------------------------------------
Ocean Summit             mid November 2003    available.
-----------------------------------------------------------------------------------------------
Ocean Warwick           late December 2003    available.
-----------------------------------------------------------------------------------------------
Ocean Titan                      -            Cantilever upgrade ending mid December 2003.
-----------------------------------------------------------------------------------------------
Ocean Tower              late December 2003    available.
-----------------------------------------------------------------------------------------------


                                      1

-----------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------
Ocean Ambassador         mid December 2007    available.
-----------------------------------------------------------------------------------------------
Ocean Whittington       early October 2006    available.
-----------------------------------------------------------------------------------------------
Ocean Worker              late July 2007      available.
-----------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------
Ocean Patriot           late December 2003    available.
-----------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------
Ocean Nomad                      -            available.
-----------------------------------------------------------------------------------------------
Ocean Guardian             late March 2004    available.
-----------------------------------------------------------------------------------------------
Ocean Princess          early November 2003   First option declared plus option with Talisman
                                              in low 40s beginning early November 2003 and ending
                                              mid January 2004.
-----------------------------------------------------------------------------------------------
Ocean Vanguard                   _            available.
-----------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------
Ocean Bounty            late February 2004    available.
-----------------------------------------------------------------------------------------------
Ocean Epoch              mid December 2003    available.
-----------------------------------------------------------------------------------------------
Ocean General                    -            Standby for PetroVietman; available.
-----------------------------------------------------------------------------------------------
Ocean Baroness            early May 2004      available.
-----------------------------------------------------------------------------------------------
Ocean Rover             late December 2003    available.
-----------------------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------------------
Ocean Yatzy             early November 2003   Scheduled for survey in 4th Qtr. Estimated downtime
                                              30 days.
-----------------------------------------------------------------------------------------------
Ocean Winner             late October 2004    Scheduled for survey in 4th Qtr. Estimated downtime
                                              60 days.
-----------------------------------------------------------------------------------------------
Ocean Alliance         early September 2004   Scheduled for survey in 1st Qtr. '04 Estimated downtime
                                              60 days.
-----------------------------------------------------------------------------------------------


                                       2

INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------
Ocean Clipper           early January 2004    available.
-----------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS  (2)
-----------------------------------------------------------------------------------------------
Ocean Sovereign                  -            available.
-----------------------------------------------------------------------------------------------
Ocean Heritage                   -            available.
-----------------------------------------------------------------------------------------------

COLD STACKED (7)
-----------------------------------------------------------------------------------------------
Ocean Liberator                  -            Cold stacked Nov. '02.
-----------------------------------------------------------------------------------------------
Ocean Century                    -            Cold stacked July '98.
-----------------------------------------------------------------------------------------------
Ocean Prospector                 -            Cold stacked Oct. '99.
-----------------------------------------------------------------------------------------------
Ocean Champion                   -            Cold Stacked Feb. '02.
-----------------------------------------------------------------------------------------------
Ocean Endeavor                   -            Cold stacked March '02.
-----------------------------------------------------------------------------------------------
Ocean Voyager                    -            Cold stacked March '02.
-----------------------------------------------------------------------------------------------
Ocean New Era                    -            Cold stacked Dec. '02.
-----------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3